SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                         25-Apr-02

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MARCH 27, 2002 PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2002-NC1)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                        333-59060-09
(State or Other                                 (Commission
Jurisdiction of                                 File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                                10036
(Address of Principal                                 (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 296-7000

Item 5.  Other Events

             On     25-Apr-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Apr-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:

C.              Item 1: Legal Proceedings:      NONE

D.              Item 2: Changes in Securities:  NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                           25-Apr-02

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                      04/25/02



Class                 Cusip
A-1                 61746WNA4
A-2                 61746WMR8
M-1                 61746WMY3
M-2                 61746WMZ0
B-1                 61746WMS6
X                      N/A
P                      N/A
UT-R                   N/A


                    Beginning
                   Certificate
Class                 Bal(1)
A-1                286,626,000.00
A-2                198,696,000.00
M-1                 35,552,000.00
M-2                 32,589,000.00
B-1                 28,145,000.00
X                   10,370,214.00
P                            0.00
UT-R                         0.00
Total              591,978,214.00


Class                  Prin
A-1                  2,251,286.76
A-2                    743,033.12
M-1                          0.00
M-2                          0.00
B-1                          0.00
X                       10,595.32
P                            0.00
UT-R                         0.00
Total                3,004,915.20


Class                  Int
A-1                    536,826.61
A-2                    360,136.50
M-1                     77,325.60
M-2                     86,632.43
B-1                     95,223.92
X                    2,960,726.91
P                       48,897.85
UT-R                         0.00
Total                4,165,769.82


Class                 Losses
A-1                          0.00
A-2                          0.00
M-1                          0.00
M-2                          0.00
B-1                          0.00
X                            0.00
P                            0.00
UT-R                         0.00
Total                        0.00


                      Ending
                   Certificate
Class                  Bal
A-1                284,374,713.24
A-2                197,952,966.88
M-1                 35,552,000.00
M-2                 32,589,000.00
B-1                 28,145,000.00
X                   10,359,618.75
P                            0.00
UT-R                         0.00
Total              588,973,298.87


AMOUNTS PER $1,000 UNIT

Class                  Prin
A-1                      7.854440
A-2                      3.739547
M-1                      0.000000
M-2                      0.000000
B-1                      0.000000
X                        1.021707


Class                  Int
A-1                      1.872917
A-2                      1.812500
M-1                      2.175000
M-2                      2.658333
B-1                      3.383333
X                      285.502971


Class                 Total
A-1                       9.72736
A-2                       5.55205
M-1                       2.17500
M-2                       2.65833
B-1                       3.38333
X                       286.52468


                      Ending
                   Certificate
Class                  Bal
A-1                    992.145560
A-2                    996.260453
M-1                   1000.000000
M-2                   1000.000000
B-1                   1000.000000
X                      998.978300


Class                 Losses
A-1                      0.000000
A-2                      0.000000
M-1                      0.000000
M-2                      0.000000
B-1                      0.000000
X                        0.000000


                     Current
                   Pass-Through
Class                Int Rate
A-1                       2.32500%
A-2                       2.25000%
M-1                       2.70000%
M-2                       3.30000%
B-1                       4.20000%
X                         6.20865%


Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                               10,168.16
Payments in Full                                    2,620,522.13
Liq Proceeds                                                0.00
                                                    2,630,690.29
Section 4.02 (ii)(iii)
INTEREST DISTRIBUTIONS
                                     Unpaid Int       Unpaid Int
Class            Int. Distrib Amt  Amt Included    Amt Remaining
A-1                    536,826.61          0.00             0.00
A-2                    360,136.50          0.00             0.00
M-1                     77,325.60          0.00             0.00
M-2                     86,632.43          0.00             0.00
B-1                     95,223.92          0.00             0.00
X                    2,960,726.91             NA               NA
TOTAL                4,116,871.97          0.00             0.00

                       Basis Risk
                    Carry Forward
Class                 Amt Covered
A-1                          0.00
A-2                          0.00
M-1                          0.00
M-2                          0.00
B-1                          0.00
X                               NA
TOTAL                        0.00

Reduction from the Allocation of:
                       Basis Risk
                    Carry Forward     Realized
Class                      Amount        Losses             RAIS
A-1                          0.00          0.00             0.00
A-2                          0.00          0.00             0.00
M-1                          0.00          0.00             0.00
M-2                          0.00          0.00             0.00
B-1                          0.00          0.00             0.00
X                            0.00          0.00             0.00
TOTAL                        0.00          0.00             0.00

Section 4.02 (v.)
BALANCES AS OF:                                         25-Apr-02
Stated Prin Bal of Mort Loans                     588,973,298.87

Section 4.02 (vi.)
MAS SERV COMP                                         246,657.26

Section 4.02 (viii.)
P&I ADVANCES
Current Period Advances                                  512,203
Outstanding Advances                                     512,203


Section 4.02 (ix.)
DELINQ INFO                                     Number
*1-29 days delinquent                                        275
*30-59 days delinquent                                        21
*60-89 days delinquent                                         0
*90 or more days delinquent                                    0
Foreclosures                                                   0
Bankruptcies                                                   0

Section 4.02 (ix.)                              Unpaid Prin
DELINQ INFO                                     Balance
*1-29 days delinquent                              37,704,999.34
*30-59 days delinquent                              3,616,534.55
*60-89 days delinquent                                      0.00
*90 or more days delinquent                                 0.00
Foreclosures                                                0.00
Bankruptcies                                                0.00

Section 4.02 (ix.)                              Stated Prin
DELINQ INFO                                     Balance
*1-29 days delinquent                              37,661,351.57
*30-59 days delinquent                              3,611,653.96
*60-89 days delinquent                                      0.00
*90 or more days delinquent                                 0.00
Foreclosures                                                0.00
Bankruptcies                                                0.00

*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (x.)
SCHEDULED PAYMENTS                 Payments Due   Delinq>=60Days
                March-02           4,740,220.72             0.00
                February-02                0.00             0.00
                January-02                 0.00             0.00
                December-01                0.00             0.00
                November-01                0.00             0.00
                October-01                 0.00             0.00
                September-01               0.00             0.00
                August-01                  0.00             0.00
                July-01                    0.00             0.00
                June-01                    0.00             0.00
                May-01                     0.00             0.00
                April-01                   0.00             0.00

Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                Unpd Prin                       Std Prin
Loan #          Bal                             Bal

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                            0
Stated Principal Balance of REO Properties                     0
Tot Bk Val of REO Props:                                       0

Section 4.02 (xiii.)
Stepdown Date Occurrence                        NO
Trigger Event Occurrence                        NO
Aggregate Balance of loans 60+ days delinquent              0.00

Section 4.02 (xiv.)
Amount on Deposit in Excess Reserve Fund                    0.00

Section 4.02 (xv.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                             0.00
Cum Real Losses                                             0.00

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                        2,971,322.23
Allocation to Applied Realized Losses                       0.00
Allocation to Unpaid Interest Amounts                       0.00

Section 4.02 (xvii.)
Subordination Amount                               10,359,618.75
Required Subordinated Amount                       10,359,618.75

Section 4.02 (xviii.)
Prepay Charges                                         48,897.85


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                MORGAN STANLEY DEAN WITTER
                CAPITAL I INC.

                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                   4/25/2002